SCHEDULE 14C

(RULE 14C-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.)

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BRIGHTHOUSE FUNDS TRUST I

(Name of Registrant As Specified in Its Charter)

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BRIGHTHOUSE FUNDS TRUST I

One Financial Center

Boston, Massachusetts 02111

July 15, 2019

Dear Contract Owner:

The accompanying information statement provides information about a change in the subadviser of Western Asset Management Government Income Portfolio (formerly, Fidelity Institutional Asset Management® Government Income Portfolio) (the “Portfolio”), a series of Brighthouse Funds Trust I. Effective April 29, 2019, Western Asset Management Company, LLC (“Western Asset”) became subadviser to the Portfolio. In addition, the name of the Portfolio and the Portfolio’s principal investment strategies were changed at that time. For more information regarding these changes, please see the supplement dated February 26, 2019 to the Portfolio’s prospectus dated April 30, 2018, attached as Exhibit 1 to the accompanying information statement. You are receiving the accompanying information statement because some or all of the value of your variable annuity or variable life insurance contract was invested in the Portfolio as of April 29, 2019.

The accompanying information statement is for your information only. You do not need to do anything in response to this information statement.

Sincerely,

Kristi Slavin
President
Brighthouse Funds Trust I

BRIGHTHOUSE FUNDS TRUST I

Western Asset Management Government Income Portfolio

(formerly, Fidelity Institutional Asset Management® Government Income Portfolio)

One Financial Center

Boston, Massachusetts 02111

INFORMATION STATEMENT

Important Notice Regarding the Availability of this Information Statement

This Information Statement is available online at

www.brighthousefinancial.com/variablefunds

The primary purpose of this Information Statement is to provide you with information about a change of the subadviser to Western Asset Management Government Income Portfolio (formerly, Fidelity Institutional Asset Management® Government Income Portfolio)1 (the “Portfolio”), a series of Brighthouse Funds Trust I (the “Trust”). Effective April 29, 2019, Western Asset Management Company, LLC (“Western Asset”) replaced FIAM LLC (“FIAM”) as subadviser to the Portfolio. This Information Statement is being mailed beginning on or about July 17, 2019 to the Portfolio’s Contract Owners of record as of the close of business on April 29, 2019 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended. The Trust’s most recent annual and semiannual reports are available upon request without charge by writing the Trust at the above address or calling the Trust toll-free at 1-800-638-7732.

Brighthouse Investment Advisers, LLC (“BIA”) serves as investment adviser to the Portfolio pursuant to a management agreement dated August 4, 2017, as amended from time to time, between the Trust and BIA (the “Management Agreement”). Brighthouse Securities, LLC (the “Distributor”), an affiliate of BIA, serves as the distributor to the Trust. For the fiscal year ended December 31, 2018, the Portfolio paid to the Distributor fees in the amount of $2,502,428. BIA is located at One Financial Center Boston, Massachusetts 02111. The Distributor is located at 11225 North Community House Road, Charlotte, North Carolina 28277. State Street Bank and Trust Company is the administrator of the Trust and is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Section 15(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Securities and Exchange Commission (the “SEC”) has granted exemptive relief to the Trust and BIA (the “Order”) that generally permits BIA, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new investment subadviser for the Portfolio pursuant to the terms of a new investment subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any investment subadvisory agreement in a way that would otherwise require the approval of shareholders; and (c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been terminated because of an assignment of the contract, including, potentially, a change in control of the subadviser. The Portfolio’s Board of Trustees must approve any new subadvisory agreements implemented in reliance on the Order. The Portfolio may not rely on the Order with respect to subadvisers that are affiliated with BIA. One of the conditions of the Order is that within ninety days after entering into a new or amended investment subadvisory agreement with a new subadviser without shareholder approval, the Portfolio must provide an information statement to its shareholders setting forth substantially the information that would be required to be contained in a proxy statement for a meeting of shareholders to vote on the approval of the agreement. This Information Statement is being provided to you to satisfy this condition of the Order.

[1]	Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission.

THIS INFORMATION STATEMENT IS FOR YOUR INFORMATION ONLY. YOU DO NOT NEED TO DO ANYTHING IN RESPONSE TO THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

I.	Introduction

Prior to April 29, 2019, FIAM served as subadviser to the Portfolio pursuant to an investment subadvisory agreement dated August 4, 2017, by and between BIA and FIAM (the “Previous Subadvisory Agreement”). At an in-person meeting of the Board of Trustees of the Trust (the “Board”) held on February 26–28, 2019 (the “February Meeting”), the Board (including a majority of Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust (the “Independent Trustees”)) approved a new investment subadvisory agreement between BIA and Western Asset with respect to the Portfolio, which took effect as of April 29, 2019 (the “New Subadvisory Agreement”). For a discussion regarding the factors considered by the Board in approving the New Subadvisory Agreement and Western Asset to serve as subadviser to the Portfolio, see Section III below. In connection with the approval of the New Subadvisory Agreement, the Previous Subadvisory Agreement was terminated as of April 29, 2019, and as of that date, FIAM no longer served as subadviser to the Portfolio. As discussed below, there are various differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement. As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fee under the New Subadvisory Agreement. BIA continues to serve as the Portfolio’s investment adviser pursuant to the Management Agreement between the Trust and BIA relating to the Portfolio.

The Portfolio’s initial shareholder approved a subadvisory agreement dated May 1, 2011 by and between BIA and FIAM (formerly, Pyramis Global Advisors, LLC2) with respect to the Portfolio on April 28, 2011 in connection with the initial appointment of FIAM as subadviser to the Portfolio. The terms of this subadvisory agreement were identical to the Previous Subadvisory Agreement. Unless otherwise noted, all references to the Previous Subadvisory Agreement in this Information Statement include this subadvisory agreement.

Effective April 29, 2019, Western Asset replaced FIAM as the subadviser to the Portfolio. Supplements to the Portfolio’s Summary Prospectus, Prospectus and Statement of Additional Information were filed on February 27, 2019 to reflect the change of subadviser. Unless otherwise noted in the supplements, all references to FIAM with respect to the Portfolio in the Summary Prospectus, Prospectus and Statement of Additional Information, as amended, relating to the Portfolio were replaced with Western Asset, as appropriate.

II.	The Previous and New Subadvisory Agreements

The Previous Subadvisory Agreement

The Previous Subadvisory Agreement provided that it would remain in effect, unless sooner terminated, for a period of one year from the effective date and would continue in effect for successive periods of one year thereafter only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Portfolio specifically approved its continuance at least annually. The Previous Subadvisory Agreement could be terminated at any time, without the payment of any penalty, by the Board, by BIA or by the vote of a majority of the outstanding voting securities of the Portfolio, upon sixty days’ prior written notice to FIAM, or by FIAM upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The Previous Subadvisory Agreement also included a provision that caused it to terminate automatically in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, or in the event that the Management Agreement between BIA and the Trust was terminated for any reason.

The Previous Subadvisory Agreement also generally provided that absent (i) willful misconduct, bad faith, reckless disregard or gross negligence of FIAM in the performance of any of its duties or obligations under the Previous Subadvisory Agreement or (ii) certain material misstatements or omissions made in reliance upon

[2]	Pyramis is a registered service mark of FMR LLC. Used with permission.

information furnished to BIA or the Trust by FIAM, FIAM would not be liable for any act or omission in the course of, or connected with, rendering services under the Previous Subadvisory Agreement.

Under the Previous Subadvisory Agreement, BIA paid a subadvisory fee to FIAM, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.220% of the first $100 million of the Portfolio’s average daily net assets, 0.140% of the next $400 million of such assets, 0.100% of the next $800 million of such assets and 0.090% of such assets over $1.3 billion. For the fiscal year ended December 31, 2018, BIA paid FIAM $1,280,971 in aggregate subadvisory fees with respect to the Portfolio.

The Previous Subadvisory Agreement was last approved by the Board, including by a separate vote of the Independent Trustees, at a meeting held on November 6–8, 2018.

The New Subadvisory Agreement

The New Subadvisory Agreement for the Portfolio with respect to Western Asset is attached as Exhibit 2 to this Information Statement. The material differences in the terms of the New Subadvisory Agreement and the Previous Subadvisory Agreement are described below under “Material Differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement.”

The New Subadvisory Agreement provides that it will remain in effect, unless sooner terminated, for a period of one year from the effective date, and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Portfolio, specifically approves its continuance at least annually. The New Subadvisory Agreement can be terminated at any time, without the payment of any penalty, by the Board, by BIA, or by the vote of a majority of the outstanding voting securities of the Portfolio upon sixty days’ prior written notice to Western Asset, or by Western Asset upon ninety days’ prior written notice to BIA, or upon shorter notice as mutually agreed upon. The New Subadvisory Agreement will terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC, and in the event that the Management Agreement between BIA and the Trust is terminated for any reason.

The New Subadvisory Agreement also generally provides that absent (i) willful misconduct, bad faith, reckless disregard or gross negligence of Western Asset in the performance of any of its duties or obligations under the New Subadvisory Agreement or (ii) certain material misstatements or omissions made in reliance upon information furnished to BIA or the Trust by Western Asset, Western Asset will not be liable for any act or omission in the course of, or connected with, rendering services under the New Subadvisory Agreement.

Subadvisory Fee

Under the New Subadvisory Agreement, BIA pays a subadvisory fee to Western Asset, based on the average daily net assets of the Portfolio, consisting of a monthly fee computed at the annual rate of 0.220% of the first $100 million of such assets, 0.125% of the next $400 million of such assets, 0.100% of the next $500 million of such assets, 0.090% of the next $1 billion of such assets and 0.070% on such assets over $2 billion. For purposes of determining the annual subadvisory fee rate pursuant to this schedule, the Portfolio’s assets are aggregated with the assets of Western Asset Management U.S. Government Portfolio (the “U.S. Government Portfolio”), a series of Brighthouse Funds Trust II. The aggregated assets of the Portfolios are then applied to the fee schedule above, and the resulting effective rate is applied to the actual assets of the Portfolio.

BIA has contractually agreed, for the period April 29, 2019 through April 29, 2020, to waive a portion of the management fee payable by the Portfolio to BIA reflecting the difference, if any, between the subadvisory fee payable by BIA to Western Asset that is calculated based solely on the assets of the Portfolio and the fee that is calculated when the Portfolio’s assets are aggregated with those of the U.S. Government Portfolio. This arrangement may be modified or discontinued prior to April 29, 2020, only with the approval of the Board of Trustees of the Portfolio.

For the fiscal year ended December 31, 2018, BIA paid FIAM $1,280,971 in aggregate subadvisory fees with respect to the Portfolio under the Previous Subadvisory Agreement. If the New Subadvisory Agreement had been in effect during the fiscal year ended December 31, 2018, the fee payable by BIA to Western Asset would have been $933,099. The difference between such amounts is $347,872, which represents a decrease of 27.2%.

As with the Previous Subadvisory Agreement, the Portfolio does not pay the subadvisory fees under the New Subadvisory Agreement. Under the Management Agreement between the Trust and BIA relating to the Portfolio, the fees payable to BIA by the Portfolio at current asset levels, before consideration of effect of any voluntary or contractual advisory fee waiver by BIA, are the same as they were when FIAM subadvised the Portfolio.

Effective Date

The New Subadvisory Agreement was approved by the Board, including by a separate vote of the Independent Trustees, at the February Meeting, and its effective date was as of April 29, 2019.

Material Differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement

Below is a summary description of other material differences between the Previous Subadvisory Agreement and the New Subadvisory Agreement, in addition to those described above (e.g., subadviser, subadvisory fee).

The Previous Subadvisory Agreement contained a provision under which FIAM was not bound to follow any change in the investment policies, restrictions or procedures of the Portfolio or the Trust until it received written notice of any such change from BIA. The New Subadvisory Agreement does not contain a comparable provision.

The Previous Subadvisory Agreement contained a provision under which FIAM was required to receive the express agreement and consent of BIA and/or the Board to execute futures account agreements, ISDA Master Agreements and other documents related thereto, whereas the New Subadvisory Agreement authorizes Western Asset to negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio.

The Previous Subadvisory Agreement provided that BIA would indemnify and hold harmless FIAM for any failure by BIA to properly notify FIAM of changes to the Trust’s registration statement, Declaration of Trust or Bylaws, written instructions of BIA or any policies adopted by the Board applicable to the Portfolio, to the extent such failure led to losses. The New Subadvisory Agreement does not contain a comparable provision.

In addition, the New Subadvisory Agreement contains provisions for which there were no comparable provisions under the Previous Subadvisory Agreement, including provisions:

•	requiring BIA to notify Western Asset as soon as reasonably practicable if the Portfolio is out of compliance with Subchapter M or Section 817(h) of the Internal Revenue Code;

•

permitting the Board or BIA to direct Western Asset to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment, subject to seeking the most favorable price and execution; and

•

requiring Western Asset to maintain procedures regarding the use of derivatives and provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or BIA.

III.	Board Considerations

At the February Meeting, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement. In making that approval, the Board reviewed a variety of materials that were provided by BIA and Western Asset relating to the Portfolio. During the February Meeting, the Board received a presentation from BIA regarding the Portfolio and representatives of BIA responded to questions from the Independent Trustees. The Board also met with Western Asset at the February Meeting and received a presentation regarding, among other things, Western Asset’s investment approach, investment personnel, organizational structure, and the firm’s governance. Also, the Board reviewed the responses to wide-ranging questions relating to the business and operations of Western Asset that Western Asset had prepared specifically for the New Subadvisory Agreement review process. The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in executive session outside the presence of management.

At the February Meeting, the Board, including a majority of the Independent Trustees, concluded that the expected nature, extent and quality of services to be provided by Western Asset supported the initial approval of the New Subadvisory Agreement. The Board also concluded that the proposed fees to be paid to Western Asset appeared to be reasonable in light of the nature, extent and quality of the services provided by Western Asset. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolio shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the initial approval of the New Subadvisory Agreement. In approving the New Subadvisory Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors.

Nature, extent and quality of services. The Board considered a variety of information that BIA and Western Asset prepared for the Board’s review. The Board considered Western Asset’s investment process and philosophy. The Board took into account that Western Asset’s responsibilities include the maintenance of an investment program for the Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to the performance of these services. In particular, the Board considered, among other things, Western Asset’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed Western Asset’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of Western Asset’s investment and compliance personnel who would provide services to the Portfolio. The Board noted BIA’s overall familiarity with Western Asset and its investment philosophy and approach as a result of BIA’s oversight of Western Asset with respect to other series of Brighthouse Funds Trust II.

Performance. The Board took into account the investment strategy of the proposed Portfolio, and noted comparable performance information with respect to the U.S. Government Portfolio, a series of Brighthouse Funds Trust II, which is also managed by Western Asset. The Board took into consideration the differences in the duration profiles of the two Portfolios.

Fees and Expenses. The Board noted that the subadvisory fee for the Portfolio would be paid by BIA, not the Portfolio, out of the advisory fee, and that, in the case of Western Asset, which is unaffiliated with BIA, BIA negotiates the fee at arm’s length. The Board also considered that the change in the subadviser would lower the advisory fee for the Portfolio because the subadvisory fee is lower under the New Subadvisory Agreement and BIA had agreed to waive an equivalent portion of its advisory fee in order to pass on to contractholders the benefit of the lower subadvisory fee. The Board also noted that the Portfolio could similarly experience lower advisory fees in the future because the subadvisory fee schedule for the Portfolio would apply to the aggregate assets of both the Portfolio and the U.S. Government Portfolio. In addition, the Independent Trustees reviewed a report on the advisory and subadvisory fees of the Portfolio that was prepared by JDL Consultants, LLC, an independent consultant to the Independent Trustees.

Profitability. The Board noted that it would examine the Portfolio’s profitability to Western Asset and its affiliates as a result of its relationship with the Portfolio, to the extent available, at the next contract renewal and on an ongoing annual basis thereafter. The Board also considered the ability of BIA to negotiate with Western Asset at arm’s length.

Economies of scale. The Board also considered the probable effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the subadvisory fee contains breakpoints that reduce the advisory fee rate above specified asset levels. The Board also considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also generally noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board noted management’s discussion of the Portfolio’s advisory fee structure.

Other factors. The Board considered other benefits that may be realized by Western Asset and its affiliates from their relationship with the Portfolio, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits.

IV.	The Subadviser

Western Asset, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $429.1 billion as of December 31, 2018. Western Asset is a wholly-owned subsidiary of LeggMason, Inc., a financial services holding company. The principal address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101.

The Portfolio has been managed since April 2019 by a team of investment professionals at Western Asset. This team is led by Chief Investment Officer S. Kenneth Leech, along with Portfolio Managers Mark Lindbloom and Frederick Marki.

Following is a list of the directors and principal executive officers of Western Asset and their principal occupations. The address of each person listed with respect to their position with Western Asset, unless noted otherwise, is: c/o Western Asset Management Company, LLC, 385 East Colorado Boulevard, Pasadena, California 91101.

Name	Principal Occupation at Western Asset
James W. Hirschmann	Chief Executive Officer and President
Bruce D. Alberts, CPA	Chief Financial Officer
Marzo Bernardi	Director of Global Client Service & Marketing
Daniel E. Giddings	Assistant Secretary; Manager, International Legal & Compliance
Dennis McNamara, CFA	Director of Global Portfolio Operations
Jennifer W. Murphy, CFA	Chief Operating Officer
Charles A. (Tony) Ruys de Perez	General Counsel and Secretary; Head of Legal and Compliance

Western Asset acts as investment adviser or subadviser to the following mutual funds that have investment objectives similar to those of the Portfolio:

AS OF DECEMBER 31, 2018

Name of Comparable Fund	Annual Fee Schedule (as a % of average daily net assets)	Account Type	Assets under Management
Western Asset Management U.S. Government Portfolio	0.250% on $0 - $100 million 0.125% on $100 million - $500 million 0.100% on $500 million - $1 billion 0.090% on $1 billion - $2 billion 0.080% in excess of $2 billion	Sub-Advisory	$1,976,000,000

US Government Intermediate Composite	0.25%	Composite	$1,976,000,000

V.	Changes in the Portfolio’s Investment Style and Changes in the Portfolio’s Risks

Under Western Asset’s management, the investment objective of the Portfolio has not changed and remains to seek “a high level of current income, consistent with preservation of principal.” However, there are changes to the Portfolio’s principal investment strategies and principal risks under Western Asset’s management. Please see the supplement dated February 26, 2019 to the Portfolio’s prospectus dated April 30, 2018 (the prospectus in effect as of the February Meeting), attached as Exhibit 1 to this Information Statement for more information.

VI.	Portfolio Transactions

Subject to the supervision and control of BIA and the Board, Western Asset is responsible for decisions to buy and sell securities for the Portfolio’s account and for the placement of its portfolio business with broker-dealers and the negotiation of commissions, if any, paid on such transactions. Western Asset is responsible for effecting the Portfolio’s portfolio transactions and will do so in a manner deemed fair and reasonable and not according to any formula. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange. Certain equity securities are traded in the over-the-counter market. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. This does not mean that the lowest available brokerage commission will be paid. Although from time to time the Portfolio might pay a commission on a transaction involving a fixed-income security, transactions involving fixed-income securities are typically conducted directly with a dealer or other counterparty (principal transaction), and no commission is paid.

Generally, Western Asset only places portfolio transactions with a broker that it believes is financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates or prices which, when combined with the quality of the foregoing services, will produce best execution for the transaction. In negotiating commission rates, Western Asset will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such information. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

In selecting brokers to effect transactions for the Portfolio, Western Asset may consider the brokerage and research services provided by a broker. Western Asset may cause the Portfolio to pay a broker that provides brokerage and research services an amount of commission for effecting a securities transaction for the Portfolio in excess of the amount another broker would have charged for effecting the same portfolio transaction. Western

Asset must determine in good faith that such higher commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of that particular transaction or Western Asset’s overall responsibilities to the Portfolio and its other clients. Western Asset’s authority to cause the Portfolio to pay a higher commission is subject to the brokerage policies the Board may adopt from time to time.

The Board has approved a Statement of Directed Brokerage Policies and Procedures for Reducing Trust Expenses (the “Statement”). Under the Statement, the Trust may cause the Portfolio to effect securities transactions through brokers in a manner that would help to generate resources to pay the cost of certain expenses which the Portfolio is required to pay or for which the Portfolio is required to arrange payment (“Directed Brokerage”). The Board will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

For the year ended December 31, 2018, the Portfolio paid $20,829 in brokerage commissions. For the year ended December 31, 2018, the Portfolio did not pay any brokerage commissions to affiliated brokers.

VII.	Portfolio’s Ownership Information

As of the Record Date, the total number of Class B shares of the Portfolio outstanding was 90,302,371.715.

Metropolitan Life Insurance Company, New England Life Insurance Company, Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and Metropolitan Tower Life Insurance Company and their respective affiliates (individually an “Insurance Company”) are the record owners, through their separate accounts, of all of the Portfolio’s shares.

As of the Record Date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of beneficial interest of the Portfolio. To the Trust’s knowledge, no person, as of the Record Date, was entitled to give voting instructions to an Insurance Company with respect to 5% or more of the Portfolio’s shares.

VIII.	Shareholders Sharing the Same Address

As permitted by law, only one copy of this Information Statement may be delivered to Contract Owners residing at the same address, unless such Contract Owners have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy of this Information Statement, please contact the Trust by writing to the Trust at One Financial Center, Boston, Massachusetts 02111, or by calling 1-800-638-7732. The Trust will then promptly deliver, upon request, a separate copy of this Information Statement to any Contract Owner residing at an address to which only one copy was mailed. Contract Owners wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and Contract Owners sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Exhibit 1

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED FEBRUARY 26, 2019

TO THE

PROSPECTUS DATED APRIL 30, 2018

FIDELITY INSTITUTIONAL ASSET MANAGEMENT® GOVERNMENT INCOME

PORTFOLIO

(FORMERLY, PYRAMIS® GOVERNMENT INCOME PORTFOLIO)3

The Board of Trustees of Brighthouse Funds Trust I (the “Trust”) has approved a change of subadviser for the Fidelity Institutional Asset Management® Government Income Portfolio (formerly, Pyramis® Government Income Portfolio) (the “Portfolio”) from FIAM LLC (“FIAM”) to Western Asset Management Company, LLC (“Western Asset”) to be effective on or about April 29, 2019, pursuant to a new subadvisory agreement between the Trust’s investment adviser, Brighthouse Investment Advisers, LLC, and Western Asset. Effective on or about April 29, 2019, the name of the Portfolio will change to Western Asset Management Government Income Portfolio, and, except as otherwise noted below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and all references to FIAM as the Portfolio’s subadviser contained in the Prospectus will change to Western Asset. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to FIAM as the Portfolio’s subadviser and to the Portfolio by its former name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about April 29, 2019:

In the Portfolio Summary, in the section entitled “Principal Investment Strategies,” the last sentence of the first paragraph is deleted and replaced with the following:

Western Asset may also invest the Portfolio’s assets in mortgage-backed and asset-backed securities, including collateralized mortgage obligations, and foreign securities. The Portfolio’s investments in foreign securities will be limited to 10% of total assets.

In the Portfolio Summary, also in the section entitled “Principal Investment Strategies,” the third, fourth and fifth paragraphs are deleted in their entirety and replaced with the following:

Investment Selection

Western Asset’s investment approach revolves around an investment outlook developed by a team of senior professionals that reviews developments in the economy and the markets and establishes a recommended portfolio structure, including targets for duration, yield curve exposure and sector allocation.

Western Asset’s investment team implements the strategy in a manner consistent with the investment policies of the Portfolio, using information on the relative credit strength, liquidity, issue structure, event risk, covenant protection and market valuation of available securities.

Western Asset may engage in transactions that have a leveraging effect on the Portfolio, including investments in derivatives such as options, options on futures contracts, currency-related derivatives, swaps, structured notes and inverse floaters, regardless of whether the Portfolio may own the asset, instrument or

[3]	Fidelity Institutional Asset Management is a registered service mark of FMR LLC. Used with permission. Pyramis is a registered service mark of FMR LLC. Used with permission.

components of the index underlying the derivative, and forward-settling securities. Western Asset may invest a significant portion of the Portfolio’s assets in these types of investments. Western Asset may also invest in mortgage dollar roll transactions. Mortgage dollar rolls are transactions in which the Portfolio sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not necessarily identical securities on a specified future date. Finally, Western Asset may engage in the short selling of securities. For more information about the types of investments in which the Portfolio may invest, please see “Investment Strategies and Risks” in the Statement of Additional Information.

In the Portfolio Summary, the section entitled “Principal Risks” is revised to add the following disclosure as the last paragraph of that section:

Foreign Investment Risk. Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to additional risks.

In the Portfolio Summary, the following disclosure is added at the end of the first paragraph of the section entitled “Past Performance”:

Effective April 29, 2019, Western Asset became the subadviser to the Portfolio. Investment performance prior to that date may not be representative of the performance the Portfolio would have achieved had Western Asset been its subadviser and had its current principal investment strategies then been in effect.

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Western Asset Management Company, LLC is the subadviser to the Portfolio.

Portfolio Managers. The Portfolio has been managed since April 2019 by a team at Western Asset led by S. Kenneth Leech, Chief Investment Officer, Mark Lindbloom, Portfolio Manager, and Frederick Marki, Portfolio Manager.

The section entitled “Principal Risks of Investing in the Portfolio” is revised to add the following disclosure to the end of that section:

Foreign Investment Risk

Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against a foreign issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

To the extent the Portfolio invests in foreign sovereign debt securities, it is subject to various risks in addition to those relating to other foreign securities. Foreign sovereign debt securities are subject to the risk that a governmental entity will be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due, because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government is subject. There is generally no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, it may ask for more time in which to pay, request additional loans or otherwise restructure its debt. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

To the extent the Portfolio invests in depositary receipts or participation certificates in order to obtain exposure to a security or pool of securities issued by a foreign issuer, it is subject to the risks associated with an investment in the underlying security or pool of securities. Investments in depositary receipts that are traded over the counter and participation certificates may subject the Portfolio to liquidity risk, which is the risk that an investment may become less liquid or illiquid in response to market developments or adverse investor perceptions. Illiquid investments are generally more difficult to value. Participation certificates also expose the Portfolio to counterparty risk, which is the risk that the bank or broker-dealer that issues the certificates will not fulfill its contractual obligations to timely pay the Portfolio the amount owned under the certificates.

In the section entitled “Additional Information About Management,” the following subsection is added after the subsection entitled “Contractual Fee Waiver”:

Voluntary Fee Waiver

Effective April 29, 2019, BIA has voluntarily agreed to waive a portion of its investment advisory fee to reflect a portion of the savings from the difference between the subadvisory fee currently payable by BIA to Western Asset and the subadvisory fee previously payable by BIA to the former subadviser to the Portfolio. This voluntary advisory fee waiver may be terminated by BIA at any time.

In the subsection entitled “Additional Information About Management – The Subadviser,” the third through seventh paragraphs are deleted in their entirety and replaced with the following:

BIA pays the Subadviser a fee based on the Portfolio’s average daily net assets. The Portfolio is not responsible for the fees paid to the Subadviser. For the year ended December 31, 2017, BIA paid to the Portfolio’s former subadviser an investment subadvisory fee of 0.12% of the Portfolio’s average daily net assets.

Western Asset Management Company, LLC, established in 1971, acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $442.2 billion as of December 31, 2017. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

The Portfolio has been managed since April 2019 by a team of investment professionals at Western Asset. This team is led by Chief Investment Officer S. Kenneth Leech, along with Portfolio Managers Mark Lindbloom and Frederick Marki.

Mr. Leech has served as a Portfolio Manager for Western Asset since 1990. Mr. Lindbloom joined Western Asset in 2006. Mr. Marki joined Western Asset in 2005.

Mr. Leech is responsible for strategic oversight of the Portfolio’s investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes in which the Portfolio invests. Messrs. Lindbloom and Marki are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

Exhibit 2

INVESTMENT SUBADVISORY AGREEMENT

AGREEMENT made as of this 29th day of April, 2019, by and between Western Asset Management Company, LLC, a California limited liability company (the “Subadviser”), and Brighthouse Investment Advisers, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser serves as investment manager of Brighthouse Funds Trust I (the “Trust”), a Delaware statutory trust which has filed a registration statement (the “Registration Statement”) under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) pursuant to a management agreement dated August 4, 2017, as amended from time to time (the “Management Agreement”); and

WHEREAS, the Trust is comprised of several separate investment portfolios, one of which is the Western Asset Management Government Income Portfolio (the “Portfolio”); and

WHEREAS, the Adviser desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser to assist the Adviser in performing investment advisory services for the portion of the Portfolio’s assets allocated to the Subadviser, as determined from time to time by the Adviser, and the Subadviser is willing to render such services; and

WHEREAS, the Subadviser is registered with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follows:

1.     Employment of the Subadviser. The Adviser hereby employs the Subadviser, subject to the supervision of the Adviser to manage the investment and reinvestment of the assets of the Portfolio, subject to the control and direction of the Board of Trustees, for the period and on the terms hereinafter set forth. The Subadviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Subadviser acknowledges that such appointment as investment subadviser to the Trust may be limited to those Portfolio assets allocated to the Subadviser by the Adviser, which may be changed from time to time at the sole discretion of the Adviser. References to “the Portfolio” in this Agreement shall refer to those Trust assets allocated to the Subadviser by the Adviser. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser, the Portfolio or the Trust in any way. The Subadviser may execute account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Portfolio and in such instances shall do so only for this limited purpose as Adviser’s and the Trust’s agent and attorney-in-fact. Subadviser shall negotiate all futures agreements, options agreements, ISDA Master Agreements, Credit Support Annexes, and other contracts and agreements related to derivatives transactions and holdings in the Portfolio (“Derivatives Related Agreements”).

Copies of the Trust’s Registration Statement, Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws (the Trust’s Articles of Incorporation or Declaration of Trust, as applicable, and Bylaws are collectively referred to herein as the “Charter Documents”), each as currently in effect, have been or will be delivered to the Subadviser. The Adviser agrees, on an ongoing basis, to notify the Subadviser of each change in the fundamental and non-fundamental investment policies and restrictions of the Portfolio as promptly as practicable and to provide to the Subadviser as promptly as practicable copies of all amendments and supplements to the Registration Statement and amendments to the Charter Documents. The Adviser will promptly provide the Subadviser with any procedures applicable to the Subadviser adopted from time to time by the Trust’s Board of Trustees and agrees to promptly provide the Subadviser copies of all amendments thereto.

The Adviser shall timely furnish the Subadviser with such additional information as may be reasonably requested by the Subadviser to perform its responsibilities pursuant to this Agreement. The Adviser shall reasonably cooperate with the Subadviser in setting up and maintaining brokerage accounts, futures accounts, and other accounts the Subadviser deems advisable to allow for the purchase or sale of various forms of securities and other financial instruments pursuant to this Agreement.

The Adviser shall notify the Subadviser as soon as reasonably practicable if the Portfolio is out of compliance with Subchapter M or Section 817(h) of the Internal Revenue Code (the “Code”).

2.     Obligations of and Services to be Provided by the Subadviser. The Subadviser undertakes to provide the following services to the Portfolio and to assume the following obligations:

a.	The Subadviser shall manage the investment and reinvestment of the portfolio assets of the Portfolio, all without prior consultation with the Adviser, subject to and in accordance with:

i.

the investment objective, policies and restrictions of the Portfolio set forth in the Trust’s Registration Statement and the Charter Documents, as such Registration Statement and Charter Documents may be amended from time to time;

ii.

the requirements applicable to registered investment companies under applicable laws and those requirements applicable to both regulated investment companies and segregated asset accounts under Subchapter M and Section 817(h) of the Code including but not limited to, the diversification requirements of Section 817(h) of the Code and the regulations thereunder;

iii.	any written instructions, policies and guidelines which the Adviser or the Trust’s Board of Trustees may issue from time-to-time, all as from time to time in effect; and

iv.

with all applicable provisions of law, including without limitation all applicable provisions of the 1940 Act, the rules and regulations thereunder and the interpretive opinions thereof of the staff of the SEC (“SEC Positions”).

b.

In furtherance thereof and subject to the foregoing, the Subadviser shall make all determinations with respect to the purchase and sale of portfolio securities and other financial instruments and shall take such action necessary to implement the same.

c.

The Subadviser shall render such reports to the Trust’s Board of Trustees, the Adviser and the Adviser’s Administrator as they may reasonably request from time to time concerning the investment activities of the Portfolio, including without limitation all material as reasonably may be requested by the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and agrees to review the Portfolio and discuss the management of the Portfolio with representatives or agents of the Trust’s Board of Trustees, the Adviser and the Administrator at their reasonable request.

d.

Unless the Adviser gives the Subadviser written instructions to the contrary, the Subadviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Portfolio’s shareholders, timely direct the Portfolio’s custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities held by the Portfolio.

e.	Absent instructions from the Adviser to the contrary and to the extent provided in the Trust’s Registration Statement, as such Registration Statement may be amended from time to time, the

Subadviser shall, in the name of the Portfolio, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select, including affiliates of the Subadviser provided such orders comply with Rule 17e-1 (or any successor or other relevant regulations) under the 1940 Act.

f.

To the extent consistent with applicable law and then current SEC Positions and absent instructions from the Adviser to the contrary, purchase or sell orders for the Portfolio may be aggregated with contemporaneous purchase or sell orders of other clients of the Subadviser. In the selection of brokers or dealers or other execution agents and the placing of orders for the purchase and sale of portfolio investments for the Portfolio, the Subadviser shall seek to obtain for the Portfolio the best execution available. In using its best efforts to obtain for the Portfolio the best execution available, the Subadviser, bearing in mind the Portfolio’s best interests at all times, shall consider all factors it deems relevant, including by way of illustration, breadth of the market in the security; price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing of the transaction taking into account market prices and trends; the reputation, experience, execution capability, and financial stability of the broker or dealer involved; and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Board of Trustees and Adviser may determine and applicable law, including any relevant SEC Positions, the Subadviser may cause the Portfolio to pay a broker or dealer that provides brokerage and research services to the Subadviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Portfolio and to other clients of the Subadviser as to which the Subadviser exercises investment discretion.

g.

Subject to seeking the most favorable price and execution, the Board of Trustees or the Adviser may direct the Subadviser to effect transactions in portfolio securities and other financial instruments through broker-dealers in a manner that will help generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment. To the extent the Subadviser is directed to use only the specified brokers for the Portfolio, the Trust may pay higher commissions or other transaction costs or greater spreads, or receive less favorable net prices, on transactions for the Portfolio than would otherwise be the case if the Subadviser used other or multiple brokers.

h.

In connection with the placement of orders for the execution of the portfolio transactions of the Portfolio, the Subadviser shall create and maintain all necessary records pertaining to the purchase and sale of securities and other financial instruments by the Subadviser on behalf of the Portfolio in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act. All records shall be the property of the Trust and shall be available for inspection and use by the SEC, the Trust, the Adviser or any person retained by the Trust at all reasonable times. The Subadviser will furnish copies of such records to the Adviser or the Trust within a reasonable time after receipt of a request from either the Adviser or the Trust. Where applicable, such records shall be maintained by the Subadviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

i.

In accordance with Rule 206(4)-7 under the Advisers Act, the Subadviser has adopted and implemented written policies and procedures reasonably designed to prevent violation of the Advisers Act and any rules thereunder by the Subadviser and its supervised persons. Further, the Subadviser reviews and shall continue to review, at least annually, its written policies and procedures and the effectiveness of their implementation and shall designate an individual (who is a supervised person) who is responsible for administering such policies and procedures.

j.	The Subadviser shall:

i.	Comply with the Trust’s written compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act;

ii.	Promptly provide to the Adviser copies of its annual compliance review report (or a summary of the process and findings), as well as copies of such items as third-party compliance audits;

iii.

Notify the Adviser promptly of any contact from the SEC or other regulators or a Self-Regulatory Organization (“SRO”) (such as an examination, inquiry, investigation, institution of a proceeding, etc.) relating directly or indirectly to the Portfolio or that would have a material impact on the Subadviser; and

iv.

Notify the Adviser promptly of any material compliance matters (as defined in Rule 38a-1 under the 1940 Act) relating directly or indirectly to the Portfolio, the Trust, the Adviser or the Subadviser of which it is aware and actions taken in response to issues or items raised by the SEC, an SRO or other regulators.

k.

The Subadviser shall (1) maintain procedures regarding the use of derivatives, and (2) provide such certifications and reports regarding the use of derivatives, including with respect to asset segregation, as may be reasonably requested by the Trust or the Adviser.

l.

The Subadviser shall bear its expenses of providing services pursuant to this Agreement, but shall not be obligated to pay any expenses of the Adviser, the Trust, or the Portfolio, including without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other financial instruments for the Portfolio; and (c) custodian fees and expenses.

m.

The Subadviser shall, as part of a complete portfolio compliance testing program, perform quarterly diversification testing of the Portfolio under Section 817(h) of the Code. The Subadviser shall provide timely notice each calendar quarter that such diversification was satisfied or if not satisfied, that corrections were made within 30 days of the end of the calendar quarter. The Subadviser shall be responsible for expenses relating to the printing and mailing of any prospectus supplement, exclusive of annual updates, required solely as a result of actions taken by the Subadviser, including but not limited to, portfolio manager changes or disclosure changes requested by the Subadviser that affect the investment objective, principal investment strategies, principal investment risks and portfolio management sections of the Registration Statement.

n.

The Subadviser shall be responsible for the preparation and filing of Schedules 13D and 13G and Forms 13F (as well as other filings triggered by ownership in securities and other investments under other applicable laws, rules and regulations) on behalf of the Portfolio.

o.

The Subadviser shall provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio as necessary, and, use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Subadviser for each security or other investment/asset in the Portfolio for which market prices are not readily available or not reliable.

p.

The Subadviser will notify the Trust and the Adviser of (i) any assignment of this Agreement or change of control of the Subadviser, as applicable, and (ii) any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser, in each case prior to or promptly after, such change. The Subadviser agrees to bear all reasonable expenses of the Trust, if any, arising out of any assignment by, or change in control of the Subadviser and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser. In the case of an assignment of this Agreement or a change in control, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing information statements to existing shareholders of the Portfolio. In the case of changes in key personnel, such expenses are agreed to include reimbursement of reasonable costs associated with preparing, printing and mailing any supplements to the prospectus to existing shareholders of the Portfolio if such changes involve personnel who are either the portfolio manager(s) of the Portfolio or senior management of the Subadviser identified in the prospectus or Statement of Additional Information.

q.

The Subadviser may, but is not obligated to, combine or “batch” orders for client portfolios to obtain best execution, to negotiate more favorable commission rates or to allocate equitably among the Subadviser’s clients differences in prices and commissions or other transaction costs that might have been obtained had such orders been placed independently. Under this procedure, transactions will be averaged as to price and transaction costs and typically will be allocated among the Subadviser’s clients in proportion to the purchase and sale orders placed for each client account on any given day. If the Subadviser cannot obtain execution on all the combined orders at prices or for transaction costs that the Subadviser believes are desirable, the Subadviser will allocate the securities the Subadviser does buy or sell as part of the combined orders by following the Subadviser’s order allocation procedures.

r.

In accordance with Rule 17a-10 under the 1940 Act and any other applicable law, the Subadviser shall not consult with any other subadviser to the Portfolio or any subadviser to any other portfolio of the Trust or to any other investment company or investment company series for which the Adviser serves as investment adviser concerning transactions of the Portfolio in securities or other assets, other than for purposes of complying with conditions of paragraphs (a) and (b) of Rule 12d3-1 under the 1940 Act.

3.    Compensation of the Subadviser. In consideration of services rendered pursuant to this Agreement, the Adviser will pay the Subadviser a fee at the annual rate set forth in Schedule A hereto. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Adviser is paid by the Portfolio pursuant to the Management Agreement. If the Subadviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Subadviser, the value of the Portfolio’s net assets allocated to the Subadviser by the Adviser shall be computed at the times and in the manner specified in the Trust’s Registration Statement.

4.     Activities of the Subadviser. The services of the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired and except as the Subadviser and the Adviser may otherwise agree from time to time in writing before or after the date hereof.

The Subadviser shall be subject to a written code of ethics adopted by it that conforms to the requirements of Rule 204A-1 of the Advisers Act and Rule 17j-1(b) of the 1940 Act.

5.     Use of Names. The Subadviser hereby consents to the Portfolio being named the Western Asset Management Government Income Portfolio. The Adviser shall not use the name “Western Asset Management Company, LLC” and any of the other names of the Subadviser or its affiliated companies and any derivative or logo or trade or service mark thereof, or disclose information related to the business of the Subadviser or any of its affiliates in any prospectus, sales literature or other material relating to the Trust in any manner not approved prior thereto by the Subadviser; provided, however, that the Subadviser shall approve all uses of its name and that of its affiliates which merely refer in accurate terms to its appointment hereunder or which are required by the SEC or a state securities commission; and provided, further, that in no event shall such approval be unreasonably withheld. The Subadviser shall not use the name of the Trust, the Adviser or any of their affiliates in any material relating to the Subadviser in any manner not approved prior thereto by the Adviser; provided, however, that the Adviser shall approve the uses of its or the Trust’s name which merely refer in accurate terms to the appointment of the Subadviser hereunder or which are required by the SEC, a state securities commission or any other regulatory body to which it is subject; and, provided, further, that in no event shall such approval be unreasonably withheld.

The Adviser recognizes that from time to time trustees, officers and employees of the Subadviser may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name “Western Asset Management Company, LLC” or any derivative or abbreviation thereof as part of their name, and that the Subadviser or its affiliates may enter into investment advisory, administration or other agreements with such other entities.

6.     Liability and Indemnification.

a.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Subadviser shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Trust as a result of any error of judgment or mistake of law by the Subadviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Subadviser for, and the Subadviser shall indemnify and hold harmless the Trust, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act ) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Subadviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Subadviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust by the Subadviser Indemnitees (as defined below) for use therein.

b.

Except as may otherwise be provided by the 1940 Act or any other applicable law, the Adviser and the Trust shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Subadviser as a result of any error of judgment or mistake of law by the Adviser with respect to the Portfolio, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Subadviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Subadviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Subadviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Portfolio or the omission to state therein a material fact known to the Adviser which was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Subadviser by an Adviser Indemnitee for use therein.

7.     Limitation of Trust’s Liability. The Subadviser acknowledges that it has received notice of and accepts the limitations upon the Trust’s liability set forth in the Trust’s Charter Documents. The Subadviser agrees that any of the Trust’s obligations shall be limited to the assets of the Portfolio and that the Subadviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trustee, officer, employee or agent of or other series of the Trust.

8.     Renewal, Termination and Amendment. This Agreement shall continue in effect, unless sooner terminated as hereinafter provided, for a period of one year and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance as to the Portfolio is specifically approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Portfolio or by vote of a majority of the Trust’s Board of Trustees; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any such party. This Agreement may be terminated as to the Portfolio at any time, without payment of any penalty, by the Trust’s Board of Trustees, by the Adviser, or by a vote of the majority of the outstanding voting securities of the Portfolio upon 60 days’ prior written notice to the Subadviser, or by the Subadviser upon 90 days’ prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment, except as otherwise provided by any rule of, or action by, the SEC. The terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the meaning set forth for such terms in the 1940 Act and the rules, regulations and interpretations thereunder. This Agreement may be amended by written instrument at any time by the Subadviser and the Adviser, subject to approval by the Trust’s Board of Trustees and, if required by applicable SEC rules, regulations, or orders, a vote of a majority of the Portfolio’s outstanding voting securities.

9.     Confidential Relationship. Any information and advice furnished by any party to this Agreement to the other party or parties shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or regulation. All information disclosed as required by law, rule or regulation shall nonetheless continue to be deemed confidential.

The Adviser and Subadviser hereby consents to the disclosure to third parties of (i) investment results and other data of the Adviser, the Subadviser or the Portfolio in connection with providing composite investment results of the Subadviser and (ii) investments and transactions of the Adviser, the Subadviser or the Portfolio in connection with providing composite information of clients of the Subadviser.

10.     Cooperation with Regulatory Authorities. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

11.     Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12.    Custodian. The Portfolio assets shall be maintained in the custody of its custodian. Any assets added to the Portfolio shall be delivered directly to such custodian. The Subadviser shall provide timely instructions directly to the custodian, in the manner and form as required by the agreement between the Trust and the custodian in effect from time to time (including with respect to exchange offerings and other corporate actions) necessary to effect the investment and reinvestment of the Portfolio’s assets. Any assets added to the Portfolio shall be delivered directly to the custodian. The Subadviser shall provide to the Adviser a list of the persons whom the Subadviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Portfolio.

13.    Notices. All notices hereunder shall be provided in writing, by facsimile or by e-mail. Notices shall be deemed given if delivered in person or by messenger, certified mail with return receipt, or by a reputable overnight delivery service that provides evidence of receipt to the parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by e-mail, at the following addresses:

If to Trust:	Brighthouse Funds Trust I One Financial Center Boston, Massachusetts 02111 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)
If to Adviser:	Brighthouse Investment Advisers, LLC One Financial Center Boston, Massachusetts 02111 Attn: Kristi Slavin kslavin@brighthousefinancial.com (e-mail)
If to Subadviser:	Western Asset Management Company, LLC 385 East Colorado Boulevard, Pasadena, CA 91101 Attn: Email:

14.    Information. The Adviser hereby acknowledges that it and the Trustees of the Trust have been provided with a copy of Part II of the Subadviser’s Form ADV.

15.    Miscellaneous. The Trust is an intended third-party beneficiary of this Agreement. This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware and the applicable provisions of the 1940 Act. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties.

BRIGHTHOUSE INVESTMENT ADVISERS, LLC

By:	/s/ Kristi Slavin
Kristi Slavin
President

WESTERN ASSET MANAGEMENT COMPANY, LLC

By:	/s/ Marzo Bernardi
Name: Marzo Bernardi
Title: Director of Global Client Service and Marketing

SCHEDULE A

Percentage of average daily net assets of the Portfolio assets allocated to the Subadviser by the Adviser:*

Western Asset Management Government Income Portfolio	0.220% of the first $100 million of such assets plus 0.125% of the next $400 million of such assets plus 0.100% of the next $500 million of such assets plus 0.090% of the next $1 billion of such assets plus 0.070% of such assets over $2 billion.

*

For purposes of determining the annual subadvisory fee rate pursuant to this Schedule A, the assets of Western Asset Management Government Income Portfolio shall be aggregated with the assets of Western Asset Management U.S. Government Portfolio, a series of Brighthouse Funds Trust II. The aggregated assets of the Portfolios shall then be applied to the fee schedule set forth in this Schedule A and the resulting effective rate shall be applied to the actual assets of Western Asset Management Government Income Portfolio to determine the annual subadvisory fee rate.

ROPES & GRAY LLP PRUDENTIAL TOWER 800 BOYLSTON STREET BOSTON, MA 02199-3600 WWW.ROPESGRAY.COM

July 15, 2019	Renee E. Laws 617-235-4975 Renee.Laws@ropesgray.com

BY EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, N.E.

Washington, D.C. 20549

Re:	Brighthouse Funds Trust I (File Nos. 333-48456 and 811-10183)

Ladies and Gentlemen:

On behalf of Brighthouse Funds Trust I (the “Trust”), we are filing today through EDGAR, pursuant to Regulation 14C under the Securities Exchange Act of 1934, as amended, a copy of the Trust’s definitive information statement relating to the approval of the subadvisory agreement of Western Asset Management Government Income Portfolio, a series of the Trust.

Please call me at 617-235-4975 if you have any questions regarding this filing.

Sincerely,

/s/ Renee E. Laws

Renee E. Laws

cc:	Andrew Gangolf, Esq.
Michael Lawlor, Esq.
Brian D. McCabe, Esq.
Jeremy C. Smith, Esq.